UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018

Evergy, Inc.

(Exact name of registrant as specified in its charter)

Missouri		82-2733395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Main Street

Kansas City, Missouri 64105

(Address of Principal Executive Offices, Including Zip Code)

(816) 556-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 below is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 4, 2018, pursuant to the Amended and Restated Agreement and Plan of Merger dated as of July 9, 2017 (the “Merger Agreement”) by and among the Registrant, a Missouri corporation (formerly known as Monarch Energy Holding, Inc.) (“Registrant”), Great Plains Energy Incorporated, a Missouri corporation (“Great Plains Energy”), Westar Energy, Inc., a Kansas corporation (“Westar Energy”), and King Energy, Inc., a Kansas corporation and a wholly owned subsidiary of the Registrant (“Merger Sub”), and for certain limited purposes, GP Star, Inc., a Kansas corporation, (i) Great Plains Energy merged with and into the Registrant (the “GPE Merger”), with the Registrant continuing as the surviving corporation in the GPE Merger, and (ii) Merger Sub merged with and into Westar Energy (the “Westar Merger,” together with the GPE Merger, the “Mergers”), with Westar Energy continuing as the surviving corporation in the Westar Merger.

Pursuant to the GPE Merger, each share of common stock, no par value, of Great Plains Energy (the “Great Plains Energy common stock”) was converted into the right to receive 0.5981 validly issued, fully paid and non-assessable shares of common stock, no par value, of the Registrant (the “Evergy common stock”). Pursuant to the Westar Merger, each share of common stock, $5.00 par value, of Westar Energy (the “Westar Energy common stock”) was converted into the right to receive one validly issued, fully paid and non-assessable share of Evergy common stock.

The issuance of Evergy common stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-220465), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on October 10, 2017. The definitive joint proxy statement/prospectus of Great Plains Energy and Westar Energy, dated October 10, 2017, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Great Plains Energy and Westar Energy in the Mergers.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Evergy common stock is deemed to be registered under Section 12(b) of the Exchange Act. The Evergy common stock has been approved for listing on the New York Stock Exchange, and will begin trading under the symbol “EVRG” on June 5, 2018.

Each of the Great Plains Energy common stock and the Westar Energy common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Great Plains Energy is delisting the Great Plains Energy common stock, and Westar Energy is delisting the Westar Energy common stock, in each case from the New York Stock Exchange. Each of Evergy and Westar Energy plan to file a Form 15 with the SEC to terminate the registration under Section 12(g) of the Exchange Act of the Great Plains Energy common stock and the Westar Energy common stock, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Supplemental Indentures

In connection with the consummation of the Mergers, the Registrant, Great Plains Energy and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee, entered into (i) the Sixth Supplemental Indenture, dated as of June 4, 2018 (the “Sixth Supplemental Indenture”), whereby the Registrant assumed the obligations of Great Plains Energy under the Indenture, dated as of June 1, 2004 (the “Senior Indenture”), between Great Plains Energy and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) (as successor to BNY Midwest Trust Company), as trustee, relating to $350 million in aggregate principal amount of 4.85% Notes due 2021 issued by Great Plains Energy in 2011, the terms of which notes were established pursuant to the Fourth Supplemental Indenture, dated as of May 19, 2011 (the “Fourth Supplemental Indenture”) and (ii) Supplemental Indenture No. 3, dated as of June 4, 2018 (“Supplemental Indenture No. 3”), whereby the Registrant assumed the obligations of Great Plains Energy under the Subordinated Indenture, dated as of May 18, 2009 (the “Subordinated Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of May 18, 2009 (“Supplemental Indenture No. 1”) and Supplemental Indenture No. 2, dated as of March 22, 2012 (“Supplemental Indenture No. 2”), each between Great Plains Energy and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to 5.292% Notes due 2022 in the aggregate principal amount of $287.5 million.

The Senior Indenture, the Fourth Supplemental Indenture, the Subordinated Indenture, Supplemental Indenture No. 1 and Supplemental Indenture No. 2 were filed by Great Plains Energy as Exhibit 4.4 to the Form 8-A/A filed on June 14, 2004, Exhibit 4.1 to the Form 8-K filed on May 19, 2011, Exhibit 4.1 to the Form 8-K filed on May 19, 2009, Exhibit 4.2 to the Form 8-K filed on May 19, 2009 and Exhibit 4.1 to the Form 8-K filed on March 23, 2012, respectively. The descriptions of the Sixth Supplemental Indenture and Supplemental Indenture No. 3 do not purport to be complete and are qualified in their entirety by reference to the full text of each of those documents, which are filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively.

Assumption of the Great Plains Energy Credit Agreement

In connection with the consummation of the Mergers, the Registrant and Wells Fargo Bank, National Association, in its capacity as administrative agent, entered into an assumption agreement, dated as of June 4, 2018 (the “Assumption Agreement”), whereby the Registrant assumed all rights and obligations of Great Plains Energy under that certain Credit Agreement dated as of August 9, 2010 (the “Original Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of December 9, 2011 (the “First Amendment”), that certain Second Amendment to Credit Agreement dated as of October 17, 2013 (the “Second Amendment”), that certain First Extension and Waiver dated as of December 17, 2014 (the “First Extension”), that certain Third Amendment to Credit Agreement dated as of June 13, 2016 (the “Third Amendment”), and that certain Limited Consent and Fourth Amendment to Credit Agreement dated as of March 26, 2018 (the “Fourth Amendment”, and together with the First Amendment, the Second Amendment, the First Extension and the Third Amendment, the “Credit Agreement”).

The Original Credit Agreement, the First Amendment, the Second Amendment, the First Extension, the Third Amendment and the Fourth Amendment were filed by Great Plains Energy as Exhibit 10.1 to the Form 10-Q for the quarter ended September 30, 2010, Exhibit 10.59 to the Form 10-K for the year ended December 31, 2011, Exhibit 10.1 to the Form 10-Q for the quarter ended September 30, 2013, Exhibit 10.37 to the Form 10-K for the year ended December 31, 2014, Exhibit 10.1 to the Form 10-Q for the quarter ended June 30, 2018 and Exhibit 10.5 to the Form 10-Q for the quarter ended March 31, 2018, respectively. The description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, which is filed herewith as Exhibit 10.1.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with and effective as of the date of the Mergers, the Registrant amended and restated in their entirety its Articles of Incorporation and Bylaws substantially in the forms attached as Exhibits D and E, respectively, to the Merger Agreement and included in the Joint Proxy Statement/Prospectus as Annex A (together with technical and conforming amendments thereto). The descriptions of the amended and restated Articles of Incorporation and Bylaws contained under the captions “Monarch Energy Governance and Management—Amended and Restated Articles of Incorporation and Bylaws” and “Comparison of Shareholder Rights” in the Joint Proxy Statement/Prospectus are incorporated herein by reference. The Registrant’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Prior to the effective time of the Mergers, the Registrant was a wholly-owned subsidiary of Great Plains Energy. As of the effective time of the Mergers, the outstanding shares of Evergy common stock are now held by the former holders of Westar Energy and Great Plains Energy common stock. Pursuant to the Merger Agreement, as of the effective time of the Mergers, all shares of Evergy common stock owned by Great Plains Energy, Westar Energy or any of their respective subsidiaries were cancelled and retired for no consideration. The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Immediately prior to the effective time of the Mergers, the Registrant’s sole shareholder approved an amendment to the Registrant’s Bylaws, which increased the size of Registrant’s board of directors (the “Board”) from two to fourteen directors.

In connection with the completion of the Mergers, in accordance with the terms of the Merger Agreement and effective as of the effective time of the Mergers:

•	each of the following former members of the Westar Energy board of directors was designated and appointed to the Board: Mollie H. Carter; Charles Q. Chandler, IV; Richard L. Hawley; B. Anthony Isaac; Sandra A.J. Lawrence; Mark A. Ruelle; and S. Carl Soderstrom, Jr.; and

•	each of the following former members of the Great Plains Energy board of directors was designated and appointed to the Board: Terry Bassham; Gary D. Forsee; Scott D. Grimes; Thomas D. Hyde; Ann D. Murtlow; Sandra J. Price; and John J. Sherman.

In accordance with the terms of the Merger Agreement and effective as of the effective time of the Mergers, Mr. Ruelle was appointed as Chairman of the Board, and Mr. Chandler was designated as Lead Independent Director of the Board. Each member of the Registrant’s Board will also serve on the boards of directors of the Registrant’s subsidiaries Kansas City Power & Light Company (“KCP&L”), KCP&L Greater Missouri Operations Company (“GMO”) and Westar Energy.

Committee Appointments

As of the effective time of the Mergers, the Board formed the following committees of the Board, and appointed the directors identified below to the following committees: Audit Committee; Compensation and Leadership Development Committee; Finance Committee; Nominating, Governance, and Corporate Responsibility Committee; and Nuclear, Operations, and Environmental Oversight Committee.

Audit Committee

•	Thomas D. Hyde (Chair)

•	Charles Q. Chandler, IV

•	Scott D. Grimes

•	Richard L. Hawley

•	Ann D. Murtlow

•	S. Carl Soderstrom, Jr.

Compensation and Leadership Development Committee

•	John J. Sherman (Chair)

•	Mollie H. Carter

•	Gary D. Forsee

•	B. Anthony Isaac

•	Sandra A.J. Lawrence

•	Sandra J. Price

Finance Committee

•	B. Anthony Isaac (Chair)

•	Scott D. Grimes

•	Richard L. Hawley

•	Ann D. Murtlow

•	John J. Sherman

•	S. Carl Soderstrom, Jr.

Nominating, Governance, and Corporate Responsibility Committee

•	Sandra A.J. Lawrence (Chair)

•	Mollie H. Carter

•	Charles Q. Chandler, IV

•	Gary D. Forsee

•	Thomas D. Hyde

•	Sandra J. Price

Nuclear, Operations, and Environmental Oversight Committee

•	Ann D. Murtlow (Chair)

•	Terry Bassham

•	Scott D. Grimes

•	B. Anthony Isaac

•	Mark A. Ruelle

•	S. Carl Soderstrom, Jr.

Director Compensation

As of the effective time of the Mergers, the Board approved a compensation structure for non-employee directors that provides for the following: each non-employee director other than the Chairman of the Board and the Lead Independent Director receives an annual cash retainer of $100,000, paid quarterly, and an annual stock award with a value of $130,000. The Chairman of the Board receives an annual cash retainer of $155,000, paid quarterly, and an annual stock grant with a value of $185,000. The Lead Independent Director receives an annual cash retainer of $125,000, paid quarterly, and an annual stock award with a value of $130,000, which is the same as other independent directors. Committee chairs receive an additional annual cash retainer, paid quarterly, of $20,000 for each of the chairs of Audit Committee and the Compensation and Leadership Development Committee, and $15,000 for each of the chairs of the Finance Committee, the Nominating, Governance, and Corporate Responsibility Committee and the Nuclear, Operations, and Environmental Oversight Committee. Cash retainers will be effective with the first quarterly payments. In connection with completion of the transactions contemplated by the Merger Agreement, and subject to the Registrant having an effective Registration Statement on Form S-8, each member of the Registrant’s Board who is a former non-employee member of the Westar Energy board of directors will receive a stock award with a value of $45,000, and each member of the Registrant’s Board who is a former non-employee member of the Great Plains Energy board of directors will receive a stock award with a value of $40,000. Subject to the Registrant having an effective Registration Statement on Form S-8, Mr. Ruelle will receive a stock award with a value of $27,500, which reflects a half year of the additional equity payable to the Chairman of the Board. Members of the Board will also receive standard reimbursements for expenses incurred in connection with meeting attendance and professional education.

Appointment of Executive Officers

The Board appointed the following executive officers of the Registrant to the positions indicated below as of the effective time of the Mergers.

Name	Title
Terry Bassham	President and Chief Executive Officer (principal executive officer)
Jerl L. Banning	Senior Vice President – Chief People Officer
Kevin E. Bryant	Executive Vice President – Chief Operating Officer
Steven P. Busser	Vice President – Risk Management and Controller (principal accounting officer)
Charles A. Caisley	Senior Vice President – Marketing and Public Affairs and Chief Customer Officer
Gregory A. Greenwood	Executive Vice President – Strategy and Chief Administrative Officer
Heather A. Humphrey	Senior Vice President – General Counsel and Corporate Secretary
Anthony D. Somma	Executive Vice President – Chief Financial Officer (principal financial officer)

Required biographical information for these individuals is as follows.

Name	Age	Other Positions Held in Last Five Years
Terry Bassham	57	Chairman of the Board, President and Chief Executive Officer – Great Plains Energy, KCP&L and GMO (since 2013)

Jerl L. Banning	57

Senior Vice President, Operations Support and Administration – Westar Energy (since 2015)

Vice President, Human Resources and IT – Westar Energy (2014)

Vice President, Human Resources – Westar Energy (2010- 2013)

Kevin E. Bryant	42

Senior Vice President—Finance and Strategy and Chief Financial Officer – Great Plains Energy, KCP&L and GMO (since 2015)

Vice President—Strategic Planning – Great Plains Energy, KCP&L and GMO (2014)

Vice President—Investor Relations and Strategic Planning and Treasurer – Great Plains Energy, KCP&L and GMO (2013)

Steven P. Busser	50

Vice President—Risk Management and Controller – Great Plains Energy, KCP&L and GMO (since 2016)

Vice President—Business Planning and Controller – Great Plains Energy, KCP&L and GMO (2014-2016)

Vice President—Treasurer – El Paso Electric Company (2011-2014)

Charles A. Caisley	45	Vice President—Marketing and Public Affairs – Great Plains Energy, KCP&L and GMO (since 2011)

Gregory A. Greenwood	52	Senior Vice President, Strategy – Westar Energy (since 2011)

Heather A. Humphrey	47

Senior Vice President—Corporate Services and General Counsel – Great Plains Energy, KCP&L and GMO (since 2016)

General Counsel – Great Plains Energy, KCP&L and GMO (2010-2016)

Senior Vice President—Human Resources – Great Plains Energy, KCP&L and GMO (2012-2016)

Anthony D. Somma	54	Senior Vice President, Chief Financial Officer and Treasurer – Westar Energy (since 2011)

In connection with and effective upon the closing of the Mergers, and on the terms and conditions set forth in the Merger Agreement, the Registrant assumed all Great Plains Energy equity awards and performance units outstanding immediately before the Mergers, as equitably adjusted to reflect the exchange ratio in the conversion of Great Plains Energy common stock into Evergy common stock. In addition, in connection with and effective upon the closing of the Mergers, the Registrant assumed all Westar Energy equity awards outstanding immediately before, and that do not vest in connection with, the Mergers.

In addition, the Registrant also assumed sponsorship of each equity incentive compensation plan of (i) Great Plains Energy (with each reference to Great Plains Energy and Great Plains Energy common stock therein having been amended to be deemed a reference to the Registrant and Evergy common stock, as equitably adjusted, pursuant to the terms of each Great Plains Energy equity incentive plan, as amended, and otherwise on the terms and conditions set forth in the Merger Agreement), and (ii) Westar Energy (with each reference to Westar Energy and Westar Energy common stock therein having been amended to be deemed a reference to the Registrant and the Evergy common stock, on the terms and conditions set forth in the Merger Agreement).

In addition, in connection with and effective upon the closing of the Mergers, the Registrant has agreed to honor (or to cause to be honored) the various employee benefit plans of Westar Energy that do not terminate in accordance with their terms at the effective time of the Mergers, including without limitation those covering certain directors and executive officers of the Registrant and specifically including the frozen Westar Energy Executive Salary Continuation Plan; the Westar Energy Amended and Restated Long-Term Incentive and Share Award Plan, including agreements for awards that remain outstanding; the Westar Energy Non-Employee Director Deferred Compensation Plan; the Westar Energy Retirement Benefit Restoration Plan; the Westar Energy 401(k) Benefit Restoration Plan; change in control agreements between Westar Energy and legacy officers of Westar Energy; and other employee benefit plans that are generally available to employees, in each case as those plans have been amended from time to time. In addition, in connection with and effective upon the closing of the Mergers, the Registrant has agreed to honor (or to cause to be honored) the various employee benefit plans of Great Plains Energy, including without limitation those covering certain directors and executive officers of the Registrant and specifically including the Great Plains Energy Amended Long-Term Incentive Plan, including standards and performance criteria and agreements for awards that remain outstanding; the Great Plains Energy, KCP&L and GMO Annual Incentive Plan; various indemnification agreements between Great Plains Energy and legacy Great Plains Energy directors and officers; various change in control severance agreements between Great Plains Energy and legacy Great Plains Energy officers; the Great Plains Energy Supplemental Executive Retirement Plan; the Great Plains Energy Incorporated Nonqualified Deferred Compensation Plan; and other employee benefit plans that are generally available to employees, in each case as those plans have been amended from time to time. The Registrant intends to make administrative changes to each of the plans, including renaming each of the plans, and file one or more registration statements on Form S-8 with the SEC registering the issuance of any shares under each of the plans.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

Investors should note that the Registrant announces material financial information in SEC filings and press releases, and on public conference calls. In accordance with SEC guidance, the Registrant intends to utilize the Investor Relations section of its website, http://www.evergyinc.com, to communicate with investors. It is possible that the financial and other information the Registrant posts there could be deemed to be material information. Investors should note that investor presentations may be posted only on the Registrant’s website. The information furnished pursuant to this Item 7.01 will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits

9.01(a) Financial Statements

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

9.01(b) Pro Forma Information

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

9.01(d) Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2017, by and among Great Plains Energy Incorporated, Westar Energy, Inc., Monarch Energy Holding, Inc., King Energy, Inc. and, solely for the purposes set forth therein, GP Star, Inc. (filed as Exhibit 2.1 to Great Plains Energy Incorporated’s Current Report on Form 8-K filed on June 10, 2017 (File No. 001-32206))

3.1	Amended and Restated Articles of Incorporation of Evergy, Inc.

3.2	Amended and Restated Bylaws of Evergy, Inc.

4.1	Sixth Supplemental Indenture, dated as of June 4, 2018, by and among Great Plains Energy, Evergy, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) (as successor to BNY Midwest Trust Company), as trustee.

4.2	Supplemental Indenture No. 3, dated as of June 4, 2018, by and among Great Plains Energy, Evergy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Assumption Agreement, dated as of June 4, 2018, between Evergy, Inc. and Wells Fargo Bank, National Association, as administrative agent.

*	The disclosure letters and related schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: June 4, 2018